SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 20, 2000.




                           E. W. BLANCH HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                       1-11794                41-1741779
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


500 N. Akard, Suite 4500, Dallas, TX                               75201
    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (214)756-7000



         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         See attached Press Release


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  99.1  Press Release Dated March 20, 2000.


SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        E. W. BLANCH HOLDINGS, INC.
Date: 3/22/00

                                        By   /s/ Susan Wollenberg
                                          --------------------------------
                                          Susan Wollenberg
                                          Senior Vice President and
                                              Chief Financial Officer